                                                                    EXHIBIT 10.1
                                AMENDMENT NO. 3
                                       TO
                                CREDIT AGREEMENT
                                      AND
                                     WAIVER


     THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT AND WAIVER (this "Amendment No. 3"), dated as of May 11, 1998, is entered into by and among GORGES/QUIK-TO-FIX FOODS, INC., a Delaware corporation (the "Borrower"), GORGES HOLDING CORPORATION, a Delaware corporation (the "Parent;" together with the Borrower, each a "Credit Party" and collectively the "Credit Parties"), CERTAIN LENDERS IDENTIFIED ON THE SIGNATURE PAGES THERETO (the "Lenders") and NATIONSBANK OF TEXAS, N.A., as agent for the Lenders (in such capacity, the "Agent").

                                   RECITALS
                                   --------

     WHEREAS, the Borrower, the Parent, the Lenders and the Agent are party to that certain Credit Agreement dated as of November 25, 1996 (as amended, restated or modified from time to time, the "Existing Credit Agreement");

     WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set FORTH herein;

     WHEREAS, the Agent and the Lenders have agreed to waive the covenants contained in Section 7.1(a) as provided herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                  DEFINITIONS

        SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment No. 3, including its preamble and recitals, have the following meanings:

        "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

        "Amendment No. 3 Effective Date" is defined in Subpart 4.1.


        SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 3, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

     SUBPART 2.1.   Amendments to Section 1.1.

     (a) The pricing grid set forth in the definition of "Applicable Percentage" in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

=========================================================================================================================
                                  APPLICABLE      APPLICABLE        APPLICABLE         APPLICABLE
                                PERCENTAGE FOR  PERCENTAGE FOR    PERCENTAGE FOR     PERCENTAGE FOR      APPLICABLE
PRICING          LEVERAGE         EURODOLLAR      BASE RATE     STANDBY LETTER OF   TRADE LETTER OF    PERCENTAGE FOR
LEVEL              RATIO             LOANS          LOANS           CREDIT FEE         CREDIT FEE     COMMITMENT FEES
-------------------------------------------------------------------------------------------------------------------------
  I     Greater than or equal to
             5.00 to 1.0             2.75%            1.75%               2.75%            1.375%             0.50%
-------------------------------------------------------------------------------------------------------------------------
 II    Less than
             5.00 to 1.0 but         2.50%            1.50%               2.50%            1.25%              0.50%
       Greater than or equal to
             4.00 to 1.0
-------------------------------------------------------------------------------------------------------------------------
III    Less than
            4.00 to 1.0 but          2.25%            1.25%               2.25%            1.125%             0.50%
       Greater than or equal to
            3.75 to 1.0
-------------------------------------------------------------------------------------------------------------------------
 IV    Less than
            3.75 to 1.0 but          2.00%            1.00%               2.00%            1.00%              0.50%
       Greater than or equal to
            3.50 to 1.0
-------------------------------------------------------------------------------------------------------------------------
  V    Less than
            3.50 to 1.0 but          1.75%            0.75%               1.75%            0.875%            0.375%
       Greater than or equal to
            3.25 to 1.0
-------------------------------------------------------------------------------------------------------------------------
 VI    Less than
            3.25 to 1.0              1.50%            0.50%               1.50%            0.75%             0.375%
=========================================================================================================================

     (b) The definition of "Permitted Acquisition" appearing in Section 1.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

          "Permitted Acquisitions" means an Acquisition by the Borrower or any Subsidiary of the Borrower for the fair market value of the assets or Capital Stock acquired in such transaction, provided that (i) the assets or Capital Stock acquired in such Acquisition relate to a line of business similar to the business of the Borrower or any of its Subsidiaries engaged in on the Closing Date or any reasonable extensions or expansions thereof,
     (ii) the liabilities (determined in accordance with GAAP and in any event including contingent obligations) acquired by the Borrower and its Subsidiaries on a consolidated basis in such Acquisition shall not in the aggregate exceed 10% of the purchase price paid for the related assets or Capital Stock, (iii) the Agent shall have received all items in respect of the assets or Capital Stock acquired in such Acquisition (and/or the seller thereof) required to be delivered by the terms of Section 7.9 and/or
     Section 7.13, (iv) after giving effect to such Acquisition on a Pro Forma Basis, the Credit Parties shall be in compliance with all of the covenants set forth in Section 7.12, (v) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (vi) after giving effect to such Acquisition, the Revolving Committed Amount shall be at least $10,000,000 greater than the sum of the Revolving Loans outstanding plus LOC Obligations outstanding plus the Excess Payables,
     (vii) if, at the time of such Acquisition, the Leverage Ratio exceeds 5.00 to 1.00, the approval of the Required Lenders has been obtained and (viii) the aggregate cost (including cash and non-cash consideration) for all such Acquisitions occurring after the Closing Date shall not exceed $20,000,000.

     SUBPART 2.2. Amendment to Section 7.12. Sections 7.12 of the Existing Credit Agreement is amended in its entirety to read as follows:

          7.12  FINANCIAL COVENANTS.
                --------------------

          (a) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter, shall be greater than or equal to:

               (i) for the period from the Closing Date to and including December 27, 1997, 1.50 to 1.00;

               (ii) for the period from December 28, 1997, to and including March 28, 1998, 1.55 to 1.00;

               (iii) for the period from March 29, 1998, to and including June 27, 1998, 1.35 to 1.00;

               (iv) for the period from June 28, 1998, to and including October 3, 1998, 1.45 to 1.00;

               (v) for the period from October 4, 1998, to and including January 2, 1999, 1.55 to 1.00;

               (vi) for the period from January 3, 1999, to and including April 3, 1999, 1.70 to 1.00;

               (vii) for the period from April 4, 1999, to and including October 2, 1999, 1.90 to 1.00;

               (viii) for the period from October 3, 1999, to and including July 1, 2000, 2.00 to 1.00; and

               (ix) for the period from July 2, 2000, and at all times thereafter 2.25 to 1.00.

          (b) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter, shall be greater than or equal to:

               (i) for the period from the Closing Date to and including March 29, 1997, 1.20 to 1.00;

               (ii) for the period from March 30, 1997, to and including September 27, 1997, 1.00 to 1.00;

               (iii) for the period from September 28, 1997, to and including December 27, 1997, 0.90 to 1.00;

               (iv) for the period from December 28, 1997, to and including March 28, 1998, 0.95 to 1.00;

               (v) for the period from March 29, 1998, to and including October 3, 1998, 0.80 to 1.00;

               (vi) for the period from October 4, 1998, to and including January 2, 1999, 0.85 to 1.00;

               (vii) for the period from January 3, 1999, to and including April 3, 1999, 0.90 to 1.00;

               (viii) for the period from April 4, 1999, to and including July 2, 1999, 0.95 to 1.00;

               (ix) for the period from July 3, 1999, to and including January 1, 2000, 1.00 to 1.00;

               (x) for the period from January 2, 2000, to and including July 1, 2000, 1.05 to 1.00;

               (xi) for the period from July 2, 2000, to and including September 30, 2000, 1.10 to 1.00; and

               (xii) for the period from October 1, 2000, and at all times thereafter, 1.15 to 1.00.

          (c) Leverage Ratio. The Leverage Ratio shall, at all times, be less than or equal to:

               (i) for the period from the Closing Date to and including June 28, 1997, 6.00 to 1.00;

               (ii) for the period from June 29, 1997, to and including September 27, 1997, 6.50 to 1.00;

               (iii) for the period from September 28, 1997, to and including December 27, 1997, 6.25 to 1.00;

               (iv) for the period from December 28, 1997, to and including March 28, 1998, 6.10 to 1.00;

               (v) for the period from March 29, 1998, to and including June 27, 1998, 6.80 to 1.00;

               (vi) for the period from June 28, 1998, to and including October 3, 1998, 6.20 to 1.00;

               (vi) for the period from October 4, 1998, to and including January 2, 1999, 5.50 to 1.00;

               (vii) for the period from January 3, 1999, to and including April 3, 1999, 5.15 to 1.00;

               (viii) for the period from April 4, 1999, to and including October 2, 1999, 4.50 to 1.00;

               (ix) for the period from October 3, 1999, to and including April 1, 2000, 4.25 to 1.00;

               (x) for the period from April 2, 2000, to and including September 30, 2000, 4.00 to 1.00; and

               (xi) for the period from October 1, 2000, and at all times thereafter 3.50 to 1.00.

          (d) Consolidated Net Worth. Consolidated Net Worth, as of the last day of each fiscal quarter, shall be greater than or equal to:

               (i) for the period from December 28, 1997, to and including March 28, 1998, $38,500,000;

               (ii) for the period from March 29, 1998, to and including June 27, 1998, $36,000,000;

               (iii) for the period from June 28, 1998, to and including October 3, 1998, $37,500,000;

               (iv) for the period from October 4, 1998, to and including July 2, 1999, $38,000,000;

               (v) for the period from July 3, 1999, to and including October 2, 1999, $39,000,000; and

               (vi) for the period from October 3, 1999, and at all times thereafter the sum of $39,000,000, increased on a cumulative basis as of the end of each fiscal quarter of the Credit Parties, commencing with the fiscal quarter ending January 2, 1999, by an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended.

                                    PART III
                                     WAIVER

     The Agent and the Required Lenders agree to waive through May 31, 1998, the requirement that the Borrower make a prepayment of the Loans in connection with Excess Cash Flow for the fiscal year 1997 pursuant to Section 3.3(b)(ii) of the Credit Agreement within 10 days after the date the audited financial statements are required to be delivered pursuant to Section 7.1(a). This is a one-time waiver and shall expire automatically and without further notice on May 31, 1998, at which time any such prepayment required to be made pursuant to Section 3.3(b)(ii) with respect to Excess Cash Flow for the fiscal year 1997 must be made.

                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

     SUBPART 4.1.    Amendment No. 3 Effective Date. This Amendment No. 3 shall be and become effective as of the date hereof (the "Amendment No. 3 Effective Date") when all of the conditions set forth in this 4.1 shall have been satisfied,and there after this Amendment No. 3 shall be known, and may be referred to, as "Amendment No. 3".

     SUBPART 4.1.1. Execution of Counterparts of Amendment. The Agent shall have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment No. 3, which collectively shall have been duly executed on behalf of each of the Borrower, the Parent, the Required Lenders and the Agent.

     SUBPART 4.1.2. Amendment Fee. Payment by the Borrower to the Agent, for the pro rata benefit of each Lender (based on each Lender's Revolving Loan Commitment Percentage of the Revolving Committed Amount), of an amendment fee equal to $79,062.50.

     SUBPART 4.1.3. Other Documents. The Agent shall have received such other documents as the Agent, any Lender or counsel to the Agent may reasonably request.

                                     PART V
                                 MISCELLANEOUS

     SUBPART 5.1.    Cross-References. References in this Amendment No. 3 to any
Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 3.

     SUBPART 5.2.    Instrument Pursuant to Existing Credit Agreement. This
Amendment No. 3 is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.3.    References in Other Credit Documents. At such time as this
Amendment No. 3 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

     SUBPART 5.4.    Representations and Warranties. Each Credit Party hereby
represents and warrants that (i) each Credit Party that is party to this Amendment No. 3: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment No. 3, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment No. 3, (ii) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 3, (iii) the representations and warranties contained in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (iv) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

     SUBPART 5.5.   Liens. The Borrower and the Parent, as applicable, affirm
the liens and security interests created and granted in the Credit Documents and agree that this Amendment No. 3 shall in no manner adversely effect or impair such liens and security interest.

     SUBPART 5.6.   Acknowledgment of the Parent. The Parent acknowledges and
consents to all of the terms and conditions of this Amendment No. 3 and agrees that this Amendment No. 3 and all documents executed in connection herewith do not operate to reduce or discharge the Parent's obligations under the Amended Credit Agreement or the other Credit Documents. The Parent further acknowledges and agrees that the Parent has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Parent's obligations thereunder or if the Parent did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 3.

     SUBPART 5.7.   No Other Changes. Except as expressly modified and amended in this Amendment No. 3, all the terms, provisions and conditions of the Credit Documents shall remain unchanged.

     SUBPART 5.8.   Counterparts. This Amendment No. 3 may be executed by the
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.9.   Entirety. This Amendment No. 3, the Amended Credit Agreement
and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

     SUBPART 5.10. Governing Law. THIS AMENDMENT NO.3 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

     SUBPART 5.11. Successors and Assigns. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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